UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 18, 2016

Citigroup Commercial Mortgage Trust 2016-P5
(Exact name of issuing entity)
(Central Index Key number of issuing entity: 0001684093)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)
Barclays Bank PLC
(Central Index Key number: 0000312070)
Starwood Mortgage Funding V LLC
(Central Index Key number: 0001682509)
Principal Commercial Capital
(Central Index Key number: 0001634437)
(Exact name of sponsors as specified in their charters)

Delaware	333-207132-07	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 18, 2016, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Master Servicer”), LNR Partners, LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-P5, Commercial Mortgage Pass-Through Certificates, Series 2016-P5 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class X-D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”) and the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $802,754,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Barclays Capital Inc. (“BCI”) and Drexel Hamilton, LLC (“Drexel Hamilton” and, collectively with Citigroup and BCI in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 30, 2016 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and BCI are acting as co-lead managers, and Drexel Hamilton is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated September 26, 2016, and by the Prospectus, dated September 30, 2016 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $114,679,420, were sold to Citigroup, BCI, Drexel Hamilton, Cantor Fitzgerald & Co. (“CF&Co.”) and Wells Fargo Securities, LLC (collectively with Citigroup, BCI, Drexel Hamilton and CF&Co. in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of September 30, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-P5 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 73 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2016 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Barclays Bank PLC (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2016 (the “Barclays Mortgage Loan Purchase Agreement”), between the Depositor and Barclays, (iii) Starwood Mortgage Funding V LLC (“SMF V”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2016 (the “SMF V Mortgage Loan Purchase Agreement”), between the Depositor and SMF V, and (iv) Macquarie US Trading LLC d/b/a Principal Commercial Capital (“PCC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2016 (the “PCC Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement and the SMF V Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and PCC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively.

The Hyatt Regency Jersey City Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Hyatt Regency Jersey City Mortgage Loan), and the holder of the Hyatt Regency Jersey City Companion Loan are generally governed by the Hyatt Regency Jersey City Co-Lender Agreement. The Hyatt Regency Jersey City Co-Lender Agreement is attached hereto as Exhibit 4.10.

The Plaza America I & II Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement until the Plaza America I & II Controlling Pari Passu Companion Loan Securitization Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Plaza America I & II Mortgage Loan), and the holder of the Plaza America I & II Companion Loan are generally governed by the Plaza America I & II Co-Lender Agreement. The Plaza America I & II Co-Lender Agreement is attached hereto as Exhibit 4.11.

The Easton Town Center Mortgage Loan is required to be serviced and administered pursuant to the BBCMS 2016-ETC Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Easton Town Center Mortgage Loan), and the holders of the Easton Town Center Companion Loans are generally governed by the Easton Town Center Co-Lender Agreement. The BBCMS 2016-ETC Trust and Servicing Agreement and the Easton Town Center Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.12, respectively.

The College Boulevard Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the College Boulevard Portfolio Mortgage Loan), and the holder of the College Boulevard Portfolio Companion Loan are generally governed by the College Boulevard Portfolio Co-Lender Agreement. The College Boulevard Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.13.

The Crocker Park Phase One & Two Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2016-C2 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Crocker Park Phase One & Two Mortgage Loan), and the holders of the Crocker Park Phase One & Two Companion Loans are generally governed by the Crocker Park Phase One & Two Co-Lender Agreement. The CGCMT 2016-C2 Pooling and Servicing Agreement and the Crocker Park Phase One & Two Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.14, respectively.

The Vertex Pharmaceuticals HQ Mortgage Loan is required to be serviced and administered pursuant to the WFCM 2016-BNK1 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Vertex Pharmaceuticals HQ Mortgage Loan), and the holders of the Vertex Pharmaceuticals HQ Companion Loans are generally governed by the Vertex Pharmaceuticals HQ Co-Lender Agreement. The WFCM 2016-BNK1 Pooling and Servicing

Agreement and the Vertex Pharmaceuticals HQ Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.15, respectively.

The Columbia Center Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Columbia Center Mortgage Loan), and the holder of the Columbia Center Companion Loan are generally governed by the Columbia Center Co-Lender Agreement. The Columbia Center Co-Lender Agreement is attached hereto as Exhibit 4.16.

The Flagler Corporate Center Mortgage Loan is required to be serviced and administered pursuant to the MSBAM 2016-C30 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Flagler Corporate Center Mortgage Loan), and the holder of the Flagler Corporate Center Companion Loan are generally governed by the Flagler Corporate Center Co-Lender Agreement. The MSBAM 2016-C30 Pooling and Servicing Agreement and the Flagler Corporate Center Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.17, respectively.

The 132 West 27th Street Mortgage Loan is required to be serviced and administered pursuant to the MSC 2016-UBS11 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 132 West 27th Street Mortgage Loan), and the holders of the 132 West 27th Street Companion Loans are generally governed by the 132 West 27th Street Co-Lender Agreement. The MSC 2016-UBS11 Pooling and Servicing Agreement and the 132 West 27th Street Co-Lender Agreement are attached hereto as Exhibits 4.6 and 4.18, respectively.

The Esplanade I Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2016-P4 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Esplanade I Mortgage Loan), and the holder of the Esplanade I Companion Loan are generally governed by the Esplanade I Co-Lender Agreement. The CGCMT 2016-P4 Pooling and Servicing Agreement and the Esplanade I Co-Lender Agreement are attached hereto as Exhibits 4.7 and 4.19, respectively.

The National Business Park Mortgage Loan is required to be serviced and administered pursuant to the JPMCC 2016-JP3 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the National Business Park Mortgage Loan), and the holder of the National Business Park Companion Loan are generally governed by the National Business Park Co-Lender Agreement. The JPMCC 2016-JP3 Pooling and Servicing Agreement and the National Business Park Co-Lender Agreement are attached hereto as Exhibits 4.8 and 4.20, respectively.

The Swedesford Office Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2016-P4 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Swedesford Office Mortgage Loan), and the holder of the Swedesford Office Companion Loan are generally governed by the Swedesford Office Co-Lender Agreement. The Swedesford Office Co-Lender Agreement is attached hereto as Exhibit 4.21.

The Opry Mills Mortgage Loan is required to be serviced and administered pursuant to the JPMCC 2016-JP2 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Opry Mills Mortgage Loan), and the holders of the Opry Mills Companion Loans are generally governed by the Opry Mills Co-Lender Agreement, as amended by the Opry Mills Resizing Amendment. The JPMCC 2016-JP2 Pooling and Servicing Agreement, the Opry

Mills Co-Lender Agreement and the Opry Mills Resizing Amendment are attached hereto as Exhibits 4.9, 4.22 and 4.23, respectively.

The Hillside Industrial Mortgage Loan is required to be serviced and administered pursuant to the JPMCC 2016-JP3 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Hillside Industrial Mortgage Loan), and the holder of the Hillside Industrial Companion Loan are generally governed by the Hillside Industrial Co-Lender Agreement. The Hillside Industrial Co-Lender Agreement is attached hereto as Exhibit 4.24.

The West LA Office - 1950 Sawtelle Boulevard Mortgage Loan is required to be serviced and administered pursuant to the MSBAM 2016-C30 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the West LA Office - 1950 Sawtelle Boulevard Mortgage Loan), and the holders of the West LA Office - 1950 Sawtelle Boulevard Companion Loans are generally governed by the West LA Office - 1950 Sawtelle Boulevard Co-Lender Agreement. The West LA Office - 1950 Sawtelle Boulevard Co-Lender Agreement is attached hereto as Exhibit 4.25.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, Barclays, SMF V and PCC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $6,131,081, were approximately $958,141,793. Of the expenses paid by the Depositor, approximately $1,214,164 were paid directly to affiliates of the Depositor, $150,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,766,917 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated September 30, 2016. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Principal Global Investors, LLC will also act as sub-servicer with respect to seven (7) of the Mortgage Loans pursuant to that certain Sub-Servicing Agreement, dated as of October 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.5, between Midland Loan Services, a Division of PNC Bank, National Association and Principal Global Investors, LLC.

Principal Global Investors, LLC will also act as sub-servicer with respect to one (1) of the Mortgage Loans pursuant to that certain Sub-Servicing Agreement, dated as of July 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.6, between Wells Fargo Bank, National Association and Principal Global Investors, LLC.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BBCMS 2016-ETC Trust and Servicing Agreement
Exhibit 4.3	CGCMT 2016-C2 Pooling and Servicing Agreement
Exhibit 4.4	WFCM 2016-BNK1 Pooling and Servicing Agreement
Exhibit 4.5	MSBAM 2016-C30 Pooling and Servicing Agreement
Exhibit 4.6	MSC 2016-UBS11 Pooling and Servicing Agreement
Exhibit 4.7	CGCMT 2016-P4 Pooling and Servicing Agreement
Exhibit 4.8	JPMCC 2016-JP3 Pooling and Servicing Agreement
Exhibit 4.9	JPMCC 2016-JP2 Pooling and Servicing Agreement
Exhibit 4.10	Hyatt Regency Jersey City Co-Lender Agreement
Exhibit 4.11	Plaza America I & II Co-Lender Agreement
Exhibit 4.12	Easton Town Center Co-Lender Agreement
Exhibit 4.13	College Boulevard Portfolio Co-Lender Agreement
Exhibit 4.14	Crocker Park Phase One & Two Co-Lender Agreement
Exhibit 4.15	Vertex Pharmaceuticals HQ Co-Lender Agreement
Exhibit 4.16	Columbia Center Co-Lender Agreement
Exhibit 4.17	Flagler Corporate Center Co-Lender Agreement
Exhibit 4.18	132 West 27th Street Co-Lender Agreement
Exhibit 4.19	Esplanade I Co-Lender Agreement
Exhibit 4.20	National Business Park Co-Lender Agreement
Exhibit 4.21	Swedesford Office Co-Lender Agreement
Exhibit 4.22	Opry Mills Co-Lender Agreement

Exhibit 4.23	Opry Mills Resizing Amendment
Exhibit 4.24	Hillside Industrial Co-Lender Agreement
Exhibit 4.25	West LA Office - 1950 Sawtelle Boulevard Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 18, 2016
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 18, 2016 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 18, 2016 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 30, 2016, which such certification is dated September 30, 2016
Exhibit 99.1	CGMRC Mortgage Loan Purchase Agreement
Exhibit 99.2	Barclays Mortgage Loan Purchase Agreement
Exhibit 99.3	SMF V Mortgage Loan Purchase Agreement
Exhibit 99.4	PCC Mortgage Loan Purchase Agreement
Exhibit 99.5	Sub-Servicing Agreement, dated as of October 1, 2016, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer
Exhibit 99.6	Sub-Servicing Agreement, dated as of July 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 18, 2016	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

By: /s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-P5 — Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	BBCMS 2016-ETC Trust and Servicing Agreement	(E)
4.3	CGCMT 2016-C2 Pooling and Servicing Agreement	(E)
4.4	WFCM 2016-BNK1 Pooling and Servicing Agreement	(E)
4.5	MSBAM 2016-C30 Pooling and Servicing Agreement	(E)
4.6	MSC 2016-UBS11 Pooling and Servicing Agreement	(E)
4.7	CGCMT 2016-P4 Pooling and Servicing Agreement	(E)
4.8	JPMCC 2016-JP3 Pooling and Servicing Agreement	(E)
4.9	JPMCC 2016-JP2 Pooling and Servicing Agreement	(E)
4.10	Hyatt Regency Jersey City Co-Lender Agreement	(E)
4.11	Plaza America I & II Co-Lender Agreement	(E)
4.12	Easton Town Center Co-Lender Agreement	(E)
4.13	College Boulevard Portfolio Co-Lender Agreement	(E)
4.14	Crocker Park Phase One & Two Co-Lender Agreement	(E)
4.15	Vertex Pharmaceuticals HQ Co-Lender Agreement	(E)
4.16	Columbia Center Co-Lender Agreement	(E)
4.17	Flagler Corporate Center Co-Lender Agreement	(E)
4.18	132 West 27th Street Co-Lender Agreement	(E)
4.19	Esplanade I Co-Lender Agreement	(E)
4.20	National Business Park Co-Lender Agreement	(E)
4.21	Swedesford Office Co-Lender Agreement	(E)
4.22	Opry Mills Co-Lender Agreement	(E)
4.23	Opry Mills Resizing Amendment	(E)
4.24	Hillside Industrial Co-Lender Agreement	(E)
4.25	West LA Office - 1950 Sawtelle Boulevard Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 18, 2016	(E)

8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 18, 2016 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 18, 2016 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 30, 2016, which such certification is dated September 30, 2016	(E)
99.1	CGMRC Mortgage Loan Purchase Agreement	(E)
99.2	Barclays Mortgage Loan Purchase Agreement	(E)
99.3	SMF V Mortgage Loan Purchase Agreement	(E)
99.4	PCC Mortgage Loan Purchase Agreement	(E)
99.5	Sub-Servicing Agreement, dated as of October 1, 2016, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer	(E)
99.6	Sub-Servicing Agreement, dated as of July 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer	(E)